T H E U N I V E R S I T Y O F B R I T I S H C O L U B I A

File No. 97-098L

April 12, 2005

David Karp

Chief Financial Officer

Chemokine Therapeuties Corp.

2386 East Mall-Suit 208

Vancouver, BC, V6T 1Z3

Canada

VIA CAMPUS MAIL

Dear Mr. Karp,

Re: Amendment to License Agreement between UBC and Chemokine Therapeutics

Corporation dated September 22, 1999 (the “License”).

This letter agreement is to amend the subject of the License. The parties hereby agree to amend the License by making the following changes:

1. Change section 11.4 (c) so that it shall now read:

(c)

commence Phase II clinical trials by December 31, 2005. The Licensee covenants to notify the University, in writing, within 15 days of the commencement of Phase II clinical trials;”

2. Change section 12.2 so that it shall now read:

12.2

The Licensee will complete and deliver to UBC:

(a)

within 30 days of each and every Royalty Due Date, a completed Payment Report in the form Attached as Schedule “C”, (or an amended form as required by UBC from time to time) together with the royalty payable under this Agreement. A separate Payment Report shall be prepared and delivered for each sublicense, including an accounting statement setting out in detail how the amount of sublicensing revenue was determined and identifying each sublicense and the location of the business of each sublicense. The first Payment Report will be submitted within 30 days of the first Royalty Due Date after the receipt of the first Revenue or sublicensing revenue, and thereafter a Payment Report shall be delivered every three months regardless of whether any Revenue or sublicensing revenue were received in the preceding period; and

(b)

on or before January 1 of each year during the term of the license, starting on January 1, 2006, an Annual Report in the form attached as Schedule “D” (or an amended form as required by UBC from time to time).

UNIVERSITY INDUSTRY LIAISON OFFICE	Main Office #103 - 6190 Agronomy Road Vancouver, BC Canada V6T 1Z3	Affiliated Hospitals Office #110 - 828 W. 10th Avenue Vancouver, BC Canada V5Z 1L8
www.uilo.ubc.ca	Tel: 604-822-8580 Fax: 604-822-8589	Tel: 604-875-5491 Fax: 604-875-5839

Schedules C and D are attached to the end of this document.

All other terms and conditions of the Agreement will remain in full force and effect and shall continue for the duration of the Agreement.  This letter, upon execution by both parties, shall form part of the Agreement and the two documents shall be read together.  If the foregoing Amendment is satisfactory, please have this letter executed on behalf of Chemokine Therapeutics Corporation in the space provided.

Both parties agree that this agreement may be executed in counterpart, and may be delivered by fax.

Yours sincerely,

(Signed) David P. Jones

David P. Jones, Associate Director

UBC Industry Liaison Office

Agreed and Accepted by Chemokine

Therapeutics Corporation

              (signed) Hassan Salari,  Date

April 13, 2005

Schedule “C”

Payment Report for the Period_____________

Instructions for Completing this Report

Please fill out each section in full, identifying in the Royalty Summary Table the unit sales and geographical sales areas.  If the license with UBC involves several product lines, please prepare a separate Summary Table for each product line.  For licenses involving sublicensing revenue. please prepare an additional report for each sublicense.

PLEASE NOTE: An interest rate of 12.68%per annum, calculated annually not in advance will be assessed against all payments in arrears.

Licensee	Agreement # 97-098L	UBC ID #97-098
(or sub licensee)___________

UBC Technology                   Human Stormal-Derived Factor 1 Peptide Agonist

Report Type (check one and complete as appropriate)

Single Product Line	Product Line Trade Name______________________________
Multiple Products	Page_____ Of ________ Product Line Trade Name________
Sublicense Report	Page_____ Of ________

Payments this Quarter (please complete separate tables for multiple product lines) Royalties on Product Sales

Country	Units Sold	Unit Price (domestic Currency)	Gross sales	Less Allow-ances*	Net Sales	Royalty Rate	Conversion Rate (to Canadian$)	Period Royalty Amount (Canadian$)
								This yr	Last Yr
Canada US Europe (Specify countries) Other

Total Product Royalties

Additional Payments (complete all that apply)

Minimum Royalty Fee	Amount
Milestone Payment	Amount
Annual Licence Maintenance Fee	Amount
		This Year	Last Year
Total Payments for Period

*Please indicate the reason for returns or other allowances, if significant.  Please note any unusual occurrences that affected royalty amounts during the period.

Prepared by _____________________ Date ___Dd/mm/yy_______ Phone _________________

 I______________(print name), ___________________(title) hereby certify the foregoing information as true and correct.

____________________________________________________________________________

Signature

Date Signed

Schedule “D”

UBC License Agreement Annual Report

The information to be completed below shall constitute the annual report required pursuant to the UBC License Agreement.  Any information or documents provided by the Licensee in this report shall not be interpreted as affecting the express rights and obligations of the Licensee contained in the License Agreement.  This report is in addition to the Payment Report to accompany each royalty payment.

Date of Report   _______________

Person Preparing This Report:_______________

Name of Licensee: Chemokine Therapeutics Corp.

UBC File Number 97-098L

Jurisdiction of Corporation:_________

Head Office Address_________________

Contact Person for Company ______________________________________________

Licensed Technology: Human Stromal-Derived Factor 1 Peptide Agonists and Antagonists

Telephone Number ________________

E-mail Address:_____________________

1.

Please provide a brief report on the status of development of the UBC Technology, progress on creating a commercial Product or subsequent marketing of the Product as appropriate.

__________________________________________________________________

2.

Has the Licensee filed any patent applications for modifications or improvements relating to the original UBC Technology?  Please provide details, and attach copies of all relevant documents.

__________________________________________________________________

3.

Has the Licensee become aware of any potential 3rd party infringing on the UBC patents or related intellectual property?  If so please provide details and outline what the Licensee is doing about this.

__________________________________________________________________

4.

Has the Licensee met any milestone or performance objectives in the past year as set forth in the license agreement?  Please outline the past year’s accomplishments.

__________________________________________________________________

5.

Does the Licensee expect to meet any milestone or performance objectives in the coming year as set forth in the license agreement? If so please provide details.

__________________________________________________________________

6.

If applicable, has the licensee granted sublicenses to 3rd parties and if so have copies of the sublicense agreement been provided to the Technology Manager at UBC?  If not, please enclose a copy of each sublicense agreement.

__________________________________________________________________

7.

Has the licensee made any sales in the last 12 months?  Yes_____  No______

If so please submit a completed Royalty Payment Report.

a)

Date of sales of Products utilizing the Technology;

b)

Date of any clinical trials.

__________________________________________________________________

8.

Does your company have public liability insurance?  If so, please attach a copy of the insurance policy naming UBC as insured as required by the License Agreement.

__________________________________________________________________

9.

Please provide the Licensee’s estimate or projection of gross sales revenue for products based on the UBC Technology for the next 12 months by licensee and any sub-licensee.

__________________________________________________________________

10.

Is there any other information relating to this License that you think we should be aware of? Please summarize them below or contact us directly.

__________________________________________________________________

Prepared by   __________________Date  ___Dd/m/yy__________Phone______________

I____________(print name)   of ____________(title) hereby certify the foregoing information as true and correct.

__________________________________________________________________

Signature                                                                                                 Date Signed

Once completed, please submit this report to:

Managing Director c/o Licensing Compliance Office

University-Industry Liaison Office

#103-6190 Agronomy Road,

Vancouver, BC

V6T 1Z3